Exhibit 8.1 Schedule of subsidiaries of Aviva plc as at 31 December 2015
Company Name	Country
7-13 Boulevard Paul Emile Victor S.a.r.l	France
1 Fitzroy Place Jersey Unit Trust	Jersey
1 Fitzroy Place LP	United Kingdom
11 Rue De L'Echelle	France
1-5 Lowndes Square Management Company Limited	United Kingdom
2 Fitzroy Place Jersey Unit Trust	Jersey
2 Fitzroy Place LP	United Kingdom
20 Gracechurch (General Partner) Limited	United Kingdom
20 Gracechurch LP	United Kingdom
20 Gracechurch Unit Trust	Jersey
20 Lowndes Square Management Company Limited	United Kingdom
21/2 Devonshire Square General Partner Limited	United Kingdom
400 Caledonian Road Management Company Limited	United Kingdom
41-42 Lowndes Square Management Company Limited	United Kingdom
43 Lowndes Square Management Company Limited	United Kingdom
44-49 Lowndes Square Management Company Limited	United Kingdom
6-10 Lowndes Square Management Company Limited	United Kingdom
A.G.S Lanka (Private) Limited	Sri Lanka
A.G.S. Customer Services (India) Private Limited	India
Actions France M	France
Ad Rate Sp Zoo	Poland
AFER - SFER	France
Afer Actions Amerique Fcp	France
Afer Actions Euro A	France
Afer Actions Euro I	France
Afer Actions Monde	France
Afer Convertibles C.	France
Afer Diversifie Durable	France
AFER Immo	France
Afer Marches Emergents Fcp	France
Afer Objectif 2017 Fcp	France
Afer Obl Md Ent C.	France
Afer Patrimoine	France
Afer-Flore	France
AFRP S.à r.l.	Luxembourg
Agenzia Aviva Srl	Italy
Ahorro Andaluz, S.A	Spain
Ai Eu Cr B 1-3 Hd	France
Ai Euro Credit Bonds	France
Ai Euro Crédit Bonds 1-3 Hd R	France
Ai Inflation Euro	France
Ai Inflation Euro Hd Fcp	France
AI Special PFI SPV Limited	United Kingdom
AIEREF Holding 1 S.a.r.l	Luxembourg

1

AIEREF Holding 2 S.a.r.l	Luxembourg
AIEREF Renewable Energy s.r.o.	Czech Republic
AI Recap Carry I, LP	United States
AI-RECAP GP I, LLC	United States
AIREF SGP	France
Alternative Use Group Plc	United Kingdom
Anesco Mid Devon Limited	United Kingdom
Anesco South West Limited	United Kingdom
Anna Livia Properties Limited	Ireland
Antarius S.A	France
Area Life International Assurance Limited	Ireland
Area Life Ltd	Italy
ASF German Retail GmbH & Co. KG	Germany
ASL Caravel Limited Partnership	United Kingdom
ASL Clipper Limited Partnership	United Kingdom
ASL Mainsail Limited Partnership	United Kingdom
ASL Schooner Limited Partnership	United Kingdom
ASL/ SLAS Xebec Limited Partnership	United Kingdom
Aspire Financial Management Limited	United Kingdom
Atlantic Industrial Nominees Limited	United Kingdom
Atlas Park Management Company Limited	United Kingdom
Autolog Speditions-und Logistik Gesellschaft mbH & Co OG	Austria
Av Structure Idx 4 C.	France
Avipop Assicurazioni SpA	Italy
Avipop Vita SpA	Italy
Aviv.Inv.Sm.&Mid Cap.Eur.	France
Aviva (Peak No.1) UK Limited	United Kingdom
Aviva (Peak No.2) UK Limited	United Kingdom
Aviva Actions Croissance	France
Aviva Actions Euro	France
Aviva Actions Europe	France
Aviva Actions France	France
Aviva Agency Services Inc.	Canada
Aviva Amerique	France
Aviva Annuity UK Limited	United Kingdom
Aviva Asia Holdings Private Limited	Singapore
Aviva Asia Pte Ltd	Singapore
Aviva Asie	France
Aviva Assicurazioni Vita SpA	Italy
Aviva Assurances, Société Anonyme d'Assurances Incendie, Accidents et Risques Divers	France
Aviva Brands Limited	United Kingdom
Aviva Canada Inc.	Canada
Aviva Central Services UK Limited	United Kingdom
Aviva Client Nominees UK Limited	United Kingdom
Aviva Commercial Finance Limited	United Kingdom
Aviva Company Secretarial Services Limited	United Kingdom
Aviva Consumer Products UK Limited	United Kingdom
Aviva Convertibles	France

2

Aviva Conviction Opportunites	France
Aviva Conviction Patrimoine	France
Aviva Credit Services UK Limited	United Kingdom
Aviva Deposits UK Limited	United Kingdom
Aviva Développement	France
Aviva Direct Ireland Limited	Ireland
Aviva Director Services Limited	United Kingdom
Aviva Diversifie	France
Aviva Driving School Ireland Limited	Ireland
Aviva Employment Services Limited	United Kingdom
Aviva Epargne Retraite	France
Aviva Equity Release UK Limited	United Kingdom
Aviva ERFA 15 UK Limited	United Kingdom
Aviva Espabolsa Fi	Spain
Aviva Eur Corp Senior Debts	France
Aviva Eurobolsa Fi	Spain
Aviva Europe	France
Aviva Europe SE	United Kingdom
Aviva Europe Services Europe Economic Interest Group	United Kingdom
Aviva Flexible Emergents A Fcp	France
Aviva Flexible Emetgents I FCP	France
Aviva Fonvalor -A- Fi	Spain
Aviva France SA	France
Aviva France Opportunites	France
Aviva Gestion SGIIC SA	Spain
Aviva Global Services (Management Services) Private Ltd.	Singapore
Aviva Grandes Marque	France
Aviva Grdes Marq A C.	France
Aviva Group Holdings Limited	United Kingdom
Aviva Group Ireland plc	Ireland
Aviva Group Services Ireland Limited	Ireland
Aviva Grupo Corporativo S.L.	Spain
Aviva Health Group Ireland Limited	Ireland
Aviva Health Insurance Ireland Limited	Ireland
Aviva Health UK Limited	United Kingdom
Aviva Holdings CED II (Luxembourg) Sarl	Luxembourg
Aviva Immo Selection	France
Aviva Impact Investing France	France
Aviva Infrastructure Debt Europe I S.A.	United Kingdom
Aviva Insurance Company of Canada	Canada
Aviva Insurance Limited	United Kingdom
Aviva Insurance Services UK Limited	United Kingdom
Aviva Insurance UK Limited	United Kingdom
Aviva International Holdings Limited	United Kingdom
Aviva International Insurance Limited	United Kingdom
Aviva Interoblig	France
Aviva Inv Eu Aggr A C.	France
Aviva Inv Eur Cre Bd	France

3

Aviva Inv Yield Curve Abs Ret	France
Aviva Inv Yield Curve Abs Rt R	France
Aviva Inv.E.Aggr.I	France
Aviva Invest.Credit Europe(C)	France
Aviva Invest.Credit Europe(D)	France
Aviva Investissements	France
Aviva Investment Advisory Services Private Limited	India
Aviva Investors UK Equity Share Class 3	United Kingdom
Aviva Investors (FP) Limited	United Kingdom
Aviva Investors (FP) LP	United Kingdom
Aviva Investors (GP) Scotland Limited	United Kingdom
Aviva Investors Actions Euro	France
Aviva Investors Akcyjny	Poland
Aviva Investors Alpha Taux A	France
Aviva Investors Alpha Yield	France
Aviva Investors Americas LLC	United States
Aviva Investors Asia Pte. Limited	Singapore
Aviva Investors Asian Equity Income Fund	Luxembourg
Aviva Investors Asian High Yield Bond Fund	Luxembourg
Aviva Investors Australian Logistics Property Trust	Australia
Aviva Investors Australian Logistics Property Trust No. 2	Australia
Aviva Investors Australian Value Enhanced Logistics Strategy II Trust	Australia
Aviva Investors Australian Value Enhanced Logistics Strategy III Trust	Australia
Aviva Investors Australian Value Enhanced Logistics Strategy Trust	Australia
Aviva Investors Aviva Perspective 2024	Luxembourg
Aviva Investors Aviva Perspective 2026	Luxembourg
Aviva Investors Balance Fund of Funds Share Class 3	United Kingdom
Aviva Investors Britannia (D)	France
Aviva Investors Canada Inc.	Canada
Aviva Investors Cautious Fund of Funds Share Class 3	United Kingdom
Aviva Investors Commercial Assets GP Limited	United Kingdom
Aviva Investors Conviction	France
Aviva Investors Corporate Bond 3	United Kingdom
Aviva Investors Dłużny	Poland
Aviva Investors Dynamic Master Fund	Luxembourg
Aviva Investors EBC GP Limited	United Kingdom
Aviva Investors EBC Limited Partnership	United Kingdom
Aviva Investors EBC S.à r.l.	Luxembourg
Aviva Investors Emerging Markets Bond Fund	Luxembourg
Aviva Investors Emerging Markets Corporate Bond Fund	Luxembourg
Aviva Investors Emerging Markets Debt Opportunities Fund	Luxembourg
Aviva Investors Emerging Markets Equity Income Fund	Luxembourg
Aviva Investors Emerging Markets Equity Small Cap Fund	Luxembourg
Aviva Investors Emerging Markets Local Currency Fund	Luxembourg
Aviva Investors Employment Services Limited	United Kingdom
Aviva Investors Energy Centre No.1 GP Limited	United Kingdom
Aviva Investors Euro Liquidity Fund	Ireland
Aviva Investors European Corporate Bond Fund	Luxembourg

4

Aviva Investors European Equity Fund	Luxembourg
Aviva Investors European Equity Income Fund	Luxembourg
Aviva Investors European Equity Share Class 3	United Kingdom
Aviva Investors European Fund	Luxembourg
Aviva Investors European Property Fund Share Class I Account Euro	United Kingdom
Aviva Investors European Property Fund Share Class I Account GBP	United Kingdom
Aviva Investors European Property Share Class R GBP	United Kingdom
Aviva Investors European Real Estate Securities Fund	Luxembourg
Aviva Investors European Renewable Energy S.A.	Luxembourg
Aviva Investors European Secondary Infrastructure Credit SV S.A	Luxembourg
Aviva Investors European Secondary Infrastructure Credit SVA	Luxembourg
Aviva Investors France S.A	France
Aviva Investors Funds SPC Ltd.	Cayman Islands
Aviva Investors Global Aggregate Bond Fund	Luxembourg
Aviva Investors Global Bond Absolute Return Fund	Luxembourg
Aviva Investors Global Convertibles Absolute Return Fund	Luxembourg
Aviva Investors Global Convertibles Fund	Luxembourg
Aviva Investors Global Emerging Markets Index Fund	Luxembourg
Aviva Investors Global Fixed Income Hedged Fund Share Class 3	United Kingdom
Aviva Investors Global High Yield Bond Fund	Luxembourg
Aviva Investors Global Investment Grade Corporate Bond Fund	Luxembourg
Aviva Investors Global Services Limited	United Kingdom
Aviva Investors GR SPV 10 Limited	United Kingdom
Aviva Investors GR SPV 11 Limited	United Kingdom
Aviva Investors GR SPV 12 Limited	United Kingdom
Aviva Investors GR SPV 13 Limited	United Kingdom
Aviva Investors GR SPV 14 Limited	United Kingdom
Aviva Investors GR SPV 15 Limited	United Kingdom
Aviva Investors GR SPV 4 Limited	United Kingdom
Aviva Investors GR SPV 5 Limited	United Kingdom
Aviva Investors GR SPV 6 Limited	United Kingdom
Aviva Investors GR SPV 7 Limited	United Kingdom
Aviva Investors GR SPV 8 Limited	United Kingdom
Aviva Investors GR SPV 9 Limited	United Kingdom
Aviva Investors GR SPV1 Limited	United Kingdom
Aviva Investors GR SPV2 Limited	United Kingdom
Aviva Investors GR SPV3 Limited	United Kingdom
Aviva Investors Ground Rent GP Limited	United Kingdom
Aviva Investors Ground Rent Holdco Limited	United Kingdom
Aviva Investors Growth Fund of Funds Share Class 3	United Kingdom
Aviva Investors GSL Asia Pacific Property Fund Share Class A GBP	United Kingdom
Aviva Investors Higher Income Plus Share Class 3	United Kingdom
Aviva Investors Holdings Limited	United Kingdom
Aviva Investors Inflation Euro	France
Aviva Investors Infrastructure GP Limited	United Kingdom
Aviva Investors Ireland Holdings Limited	Ireland
Aviva Investors Ireland Limited	Ireland
Aviva Investors Japan	France

5

Aviva Investors Japan Equity Monthly 1	United Kingdom
Aviva Investors Jersey Unit Trusts Management Limited	Jersey
Aviva Investors London Limited	United Kingdom
Aviva Investors Luxembourg	Luxembourg
Aviva Investors Luxembourg Services S.à r.l.	Luxembourg
Aviva Investors Monetaire (C)	France
Aviva Investors Monetaire (D)	France
Aviva Investors Monetaire (P)	France
Aviva Investors Monthly Income Plus Account 3	United Kingdom
Aviva Investors Multi Strategy Target Income 3 Income GBP	United Kingdom
Aviva Investors Multi-Asset Fund I	United Kingdom
Aviva Investors Multi-Asset Fund I Share Class 3	United Kingdom
Aviva Investors Multi-Asset Fund II	United Kingdom
Aviva Investors Multi-Asset Fund III	United Kingdom
Aviva Investors Multi-Asset Fund IV	United Kingdom
Aviva Investors Multi-Asset Fund V	United Kingdom
Aviva Investors Multi-Strategy Target Income Fund	Luxembourg
Aviva Investors Multi-Strategy Target Return Fund	Luxembourg
Aviva Investors Multi-Strategy Target Return Fund 3 GBP	United Kingdom
Aviva Investors North America Holdings, Inc	United States
Aviva Investors Pacific Pty Ltd	Australia
Aviva Investors Papierów Nieskarbowych	Poland
Aviva Investors Pensions Limited	United Kingdom
Aviva Investors Perspective 2028	Luxembourg
Aviva Investors Perspective 2030	Luxembourg
Aviva Investors Perspective 2032	Luxembourg
Aviva Investors Perspective 2034	Luxembourg
Aviva Investors Perspective 2036	Luxembourg
Aviva Investors Pieniężny	Poland
Aviva Investors PIP Solar PV (General Partner) Limited	United Kingdom
Aviva Investors PIP Solar PV NO.1 Limited	United Kingdom
Aviva Investors Poland S.A. w likwidacji	Poland
Aviva Investors Poland Towarzystwo Funduszy Inwestycyjnych S.A.	Poland
Aviva Investors Polish Retail GP Limited	United Kingdom
Aviva Investors Polish Retail Limited Partnership	United Kingdom
Aviva Investors Polish Retail S.à r.l.	Luxembourg
Aviva Investors Portefeuille	France
Aviva Investors Private Equity Programme 2008 Partnership	United Kingdom
Aviva Investors Property Developments Limited	United Kingdom
Aviva Investors Property Fund Management Limited	United Kingdom
Aviva Investors Real Estate Finance Limited	United Kingdom
Aviva Investors Real Estate France S.A.	France
Aviva Investors Real Estate Limited	United Kingdom
Aviva Investors Realm Energy Centres GP Limited	United Kingdom
Aviva Investors Realm Ground Rent GP Limited	United Kingdom
Aviva Investors Realm Infrastructure No.1 Limited	United Kingdom
Aviva Investors Realm Infrastructure No.2 Limited	United Kingdom
Aviva Investors Realm Infrastructure No.3 Limited	United Kingdom

6

Aviva Investors Realm Infrastructure No.4A Limited	United Kingdom
Aviva Investors Realm Infrastructure No.4B Limited	United Kingdom
Aviva Investors Reference Div	France
Aviva Investors Reserve Europe	France
Aviva Investors Schweiz GmbH	Switzerland
Aviva Investors Securities Investment Consulting Company Limited	Taiwan
Aviva Investors Selection	France
Aviva Investors Short Duration Global High Yield Bond Fund	Luxembourg
Aviva Investors Short Term European Bond Fund	Luxembourg
Aviva Investors Short Term European Bond Fund –A	Italy
Aviva Investors Small & Mid Ca	France
Aviva Investors Social Housing GP Limited	United Kingdom
Aviva Investors Social Housing Limited	United Kingdom
Aviva Investors Spółek Dywidendowych	Poland
Aviva Investors Sterling Government Liquidity Fund	Ireland
Aviva Investors Sterling Liquidity Fund	Ireland
Aviva Investors Sterling Strategic Liquidity Fund	Ireland
Aviva Investors Strategic Bond Share Class 3	United Kingdom
Aviva Investors Sustainable Future Absolute Growth Share Class 3	United Kingdom
Aviva Investors Sustainable Future Euro Growth Share Class 3	United Kingdom
Aviva Investors Sustainable Future Global Growth Share Class 3	United Kingdom
Aviva Investors Sustainable Future Managed Share Class 3	United Kingdom
Aviva Investors Sustainable Future UK Equity Monthly 1	United Kingdom
Aviva Investors Sustainable Future UK Growth Share Class 3	United Kingdom
Aviva Investors UK CRESD GP Limited	United Kingdom
Aviva Investors UK Equity Focus Fund	Luxembourg
Aviva Investors UK Ethical 3 Income (SF ICVC) GBP	United Kingdom
Aviva Investors UK Focus Share Class 3	United Kingdom
Aviva Investors UK Fund Services Limited	United Kingdom
Aviva Investors UK Funds Limited	United Kingdom
Aviva Investors UK Growth Class 3	United Kingdom
Aviva Investors UK LT RED GP Limited	United Kingdom
Aviva Investors UK Nominees Limited	United Kingdom
Aviva Investors UK Real Estate Recovery (General Partner) Limited	United Kingdom
Aviva Investors UK Real Estate Recovery (Nominee Two) Limited	United Kingdom
Aviva Investors UK Real Estate Recovery (Nominee) Limited	United Kingdom
Aviva Investors UK Smaller Companies Share Class 3	United Kingdom
Aviva Investors US Equity Income Fund	Luxembourg
Aviva Investors Valeurs	France
Aviva Investors Valeurs Europe	France
Aviva Investors Valorisation	France
Aviva Ireland Blackrock Global Absolute Return Bond Fund	United Kingdom
Aviva Italia Holding S.p.A	Italy
Aviva Italia S.p.A	Italy
Aviva Italia Servizi Scarl	Italy
Aviva Life & Pensions UK Limited	United Kingdom
Aviva Life Holdings Ireland Limited	Ireland
Aviva Life Holdings UK Limited	United Kingdom

7

Aviva Life Insurance Company Limited	Hong Kong
Aviva Life International Limited	Ireland
Aviva Life Services Ireland Limited	Ireland
Aviva Life Services UK Limited	United Kingdom
Aviva Life SPA	Italy
Aviva Ltd	Singapore
Aviva Messine 5	France
Aviva Monetaire Isr (A)	France
Aviva Monetaire Isr (I)	France
Aviva Multigestion	France
Aviva Multigestion A Inter	France
Aviva Oblig International	France
Aviva Oblirea	France
Aviva Overseas Holdings Limited	United Kingdom
Aviva Participations	France
Aviva Patrimoine	France
Aviva Patrimoine Immoblier	France
Aviva Pension Trustees UK Limited	United Kingdom
Aviva Performance	France
Aviva Performance Divers.Fcp	France
Aviva Powszechne Towarzystwo Emerytalne Aviva BZ WBK S.A.	Poland
Aviva Professional Services (Pty) Limited	South Africa
Aviva Public Private Finance Limited	United Kingdom
Aviva Re Limited	Bermuda
Aviva Rebond Part A	France
Aviva Rendement Europe	France
Aviva Renta Fija -A- Fi	Spain
Aviva Renta Variable -Zona No Euro-, Fi	Spain
Aviva Repo Fcp	France
Aviva Risk Management Solutions UK Limited	United Kingdom
Aviva Selection Opportunites	France
Aviva Selection Patrimoine	France
Aviva Services Payment Limited	Ireland
Aviva Services Spółka z ograniczoną odpowiedzialnością	Poland
Aviva Signatures Europe	France
Aviva Solutions	France
Aviva SPA	Italy
Aviva Special PFI GP Limited	United Kingdom
Aviva Spółka z ograniczoną odpowiedzialnością	Poland
Aviva Staff Pension Trustee Limited	United Kingdom
Aviva Structure Index 2	France
Aviva Structure Index 1 C.	France
Aviva Structure Index 3	France
Aviva Towarzystwo Ubezpieczen Na Zycie S.A.	Poland
Aviva Towarzystwo Ubezpieczen Ogolnych S.A.	Poland
Aviva Trustee Company Ireland Limited	Ireland
Aviva Trustees UK Limited	United Kingdom
Aviva UK Digital Limited	United Kingdom

8

Aviva UKGI Investments Limited	United Kingdom
Aviva Undershaft Four Limited	Ireland
Aviva Undershaft One SE	Ireland
Aviva Undershaft Three SE	Ireland
Aviva Val Resp Par I	France
Aviva Valeurs Francaises	France
Aviva Valeurs Immobilieres	France
Aviva Valeurs Responsable A	France
Aviva Valorisation Opportunite	France
Aviva Valorisation Patrimoine	France
Aviva Vida y Pensiones, Sociedad Anonima de Seguros y Reaseguros	Spain
Aviva Vie, Société Anonyme d'Assurances Vie et de Capitalisation	France
Aviva Vita S.p.A	Italy
Aviva Warranty Services Inc.	Canada
Aviva Wrap UK Limited	United Kingdom
A-Win Insurance Ltd.	Canada
AXA General Trust	United Kingdom
AXA Global Investment Company ICVC - Global Distribution Fund	United Kingdom
AXA Rosenberg Global Investment Company ICVC - American Fund	United Kingdom
AXA Rosenberg Global Investment Company ICVC - Asia Pacific ex Japan Fund	United Kingdom
AXA Rosenberg Global Investment Company ICVC - European Fund	United Kingdom
AXA Rosenberg Global Investment Company ICVC - Global Fund	United Kingdom
AXA Rosenberg Global Investment Company ICVC - Japan Fund	United Kingdom
AXA Sun Life Private Equity (No 1) Limited Partnership	United Kingdom
AXA UK Infrastructure Investment SAS	France
AXA World Funds II - Global Masters Equities	United Kingdom
Axcess 10 Management Company Limited	United Kingdom
Bankhall Investment Management Limited	United Kingdom
Bankhall PMS Limited	United Kingdom
Barwell Business Park Nominee Limited	United Kingdom
Bay-Mill Specialty Insurance Adjusters Inc.	Canada
Bell, Noble, Elliott, (Brokers) Limited	United Kingdom
Bellatrix	France
Berkley Investments S.A.	Poland
Betelgeuse (Sicav)	France
Biomass UK No.1 1 LLP	United Kingdom
Biomass UK No.2 Limited	United Kingdom
Biomass UK No.3 Limited	United Kingdom
Bluecycle.com Limited	United Kingdom
Blueprint (General Partner) Limited	United Kingdom
Blueprint (Nominees) Limited	United Kingdom
Blueprint Limited Partnership	United Kingdom
BMG (Livingston) General Partner Limited	United Kingdom
BMG (Mansfield) General Partner Limited	United Kingdom
BMG (Mansfield) LIMITED	United Kingdom
BMG (York) General Partner Limited	United Kingdom
BMG (York) Limited	United Kingdom
BMG (York) Partnership Trustco Limited	United Kingdom

9

Boston Wood Recovery Limited	United Kingdom
Box Hill Investments Limited	United Kingdom
Bristol and Bath Science Park Estate Management Company Limited	United Kingdom
Building a Future (Newham Schools) Limited	United Kingdom
Caja Granada Vida, de Seguros y Reaseguros	Spain
Caja Espana Vida, Compania de Seguros y Reaseguros	Spain
Caja Murcia Vida y Pensiones de Seguros y Reaseguros SA	Spain
Capital Planete	France
Capital Residential Fund	United Kingdom
Cardiff Bay (CPS) Limited	United Kingdom
CARDIFF BAY GP LIMITED	United Kingdom
Cardiff Bay LP	United Kingdom
Cardiff Bay Nominee 1 Limited	United Kingdom
Cardiff Bay Nominee 2 Limited	United Kingdom
Cargo Nord Objekt 10 - 12 GmbH & Co OG	Austria
Cargo Nord Objekt 3 GmbH & Co OG	Austria
Catalina Islands, SLU	Spain
CEIF Industrial Epsilon SRL	Romania
CEIF Industrial Gamma SRL	Romania
CEIF Luxembourg Sarl	Luxembourg
CEIF Properties Sarl	Luxembourg
Centaurus CER (Aviva Investors) Sarl	Luxembourg
CGNU Life Assurance Limited	United Kingdom
CGP Entrepreneurs	France
CGU Group B.V.	Netherlands
CGU International Holdings BV	Netherlands
CGU Project Services Private Limited	India
Chichester Health (Holdings) Limited	United Kingdom
Chichester Health plc	United Kingdom
Church Street Nominee No.1 Limited	United Kingdom
Church Street Nominee No.2 Limited	United Kingdom
Church Street Nominee No.3 Limited	United Kingdom
Colby Investments Sp Z.o.o.	Poland
Colonial Management Limited	United Kingdom
Commercial Union Corporate Member Limited	United Kingdom
Commercial Union Life Assurance Company Limited	United Kingdom
Commercial Union Nominee Holdings Limited	United Kingdom
Commercial Union Trustees Limited	United Kingdom
Countrywide Independent Advisers Limited	United Kingdom
County Mall (Crawley) Management Limited	United Kingdom
Crane Investment Holdings PTE. Ltd.	Singapore
Croissance Pierre II	France
Croissance Pme Maitre	France
Crystal Clear Financial Advice Limited	United Kingdom
Cumberland Place Management Company Limited	United Kingdom
Darla Investments Spolka z.o.o.	Poland
DBS Financial Management Limited	United Kingdom
DBS Management Limited	United Kingdom

10

Defined Returns Limited	United Kingdom
Designer Retail Outlet Centres (Livingston) Unit Trust	Jersey
Designer Retail Outlet Centres (Mansfield) Unit Trust	United Kingdom
Designer Retail Outlet Centres (York) Unit Trust	Jersey
Designer Retail Outlet Centres Unit Trust	Jersey
Devon Nominees (No. 1) Limited	United Kingdom
Devon Nominees (No. 2) Limited	United Kingdom
Devon Nominees (No. 3) Limited	United Kingdom
Dextra Court Properties Limited	United Kingdom
Diversifie 0-70 M	France
DollarDEX Investments Pte Ltd	Singapore
DROC Livingston CP Limited	United Kingdom
Dynamic Master Fund	Luxembourg
EBISU Investments Limited	United Kingdom
EES Operations 1 Limited	United Kingdom
Elite Insurance Company	Canada
Emergence M	France
Encore + Bedburg S.à r.l.	Luxembourg
Encore + Bergkirchen S.à.r.l.	Luxembourg
Encore + Logistics Spain B.V.	Netherlands
Encore + Netherlands BV	Netherlands
Encore + Rheinfelden S.à r.l.	Luxembourg
Encore + Spain I BV	Netherlands
Encore Plus Logistica S.L.	Spain
Encore Plus Lombardia Sàrl	Luxembourg
Encore Plus Lux Co Diamants II S.à r.l.	Luxembourg
Encore Plus Lux Co Franklin II S.à r.l.	Luxembourg
Encore Plus Lux Co Ile de la Jatte II S.à.r.l.	Luxembourg
Encore Plus Lux Co Metzanine II S.à r.l.	Luxembourg
Encore Plus Properties I S.à r.l.	Luxembourg
Encore Plus Properties II S.à r.l.	Luxembourg
Encore Plus Properties III Sarl	Luxembourg
Encore Plus Real Estate Bad Cannstatt S.à r.l.	Luxembourg
Encore Plus Vaguada SL	Spain
Encore+ Futura Sp. Z o.o.	Poland
Enhanced Loan Investment Strategy	Luxembourg
Enhanced Loan Investment Strategy Direct Holdings S.a.r.l	Luxembourg
Eólica Almatret S.L.	Spain
Eolica Almatret S.L.U	Spain
Epargne Actuelle	France
EPI NU société à responsabilité limitée	Luxembourg
Euro Liquidity Fund	Ireland
Europe Israel Croissance (SICAV)	France
Euro-Valeur Maitre	France
Exeter Estates Limited	Bahamas
Exeter Properties Inc.	United States
Expander Advisors Sp. z o.o.	Poland
F&C Institutional Investment Funds ICVC - Institutional UK Equity Fund	United Kingdom

11

Fastighets AB Lagomstansen	Sweden
Financial Options Services Limited	United Kingdom
Financiere du Carrousel	France
Finoa Srl	Italy
Fitzroy Place GP 2 Limited	United Kingdom
Fitzroy Place Management Co Limited	United Kingdom
Fitzroy Place Residential Limited	United Kingdom
FLG Holdings Limited	Guernsey
Focus Mall Zielona Gora Sp Zoo	Poland
Focus Park Piotrków Trybunalski sp.z o.o.	Poland
Focus Park Zielona Góra sp.z o.o.	Poland
FP (Portfolio) Nominees Limited	United Kingdom
FP Finance plc	United Kingdom
FP Financial Management Limited	United Kingdom
FP Group Limited	United Kingdom
FPB Holdings GmbH	Germany
FPPE Fund Public Limited Company	Ireland
Free Solar (Stage 1) Limited	United Kingdom
Free Solar (Stage 2) Limited	United Kingdom
Free Solar Holdco Limited	United Kingdom
Freetricity Southeast Limited	United Kingdom
French Core + Two S.a.r.l	France
Friars Square (Aylesbury) Management Limited	United Kingdom
Friends AEL Trustees Limited	United Kingdom
Friends AELEM Limited	United Kingdom
Friends AELLAS Limited	United Kingdom
Friends AELRIS Limited	United Kingdom
Friends ALF Limited	United Kingdom
Friends Annuities Limited	United Kingdom
Friends ASLH Limited	United Kingdom
Friends Life and Pensions Limited	United Kingdom
Friends Life Assurance Society Limited	United Kingdom
Friends Life BHA Limited	United Kingdom
Friends Life Company Limited	United Kingdom
Friends Life Distribution Limited	United Kingdom
Friends Life FPG Limited	United Kingdom
Friends Life FPL Limited	United Kingdom
Friends Life FPLMA Limited	United Kingdom
Friends Life Funds Asia Pacific Ex Japan Fund	United Kingdom
Friends Life Funds Balanced Fund	United Kingdom
Friends Life Funds Cautious Fund	United Kingdom
Friends Life Funds Distribution Fund	United Kingdom
Friends Life Funds Europe Equity Ex UK Fund	United Kingdom
Friends Life Funds Global Equity Alpha Fund	United Kingdom
Friends Life Funds Global Equity Fund	United Kingdom
Friends Life Funds Japan Equity Fund	United Kingdom
Friends Life Funds Limited	United Kingdom
Friends Life Funds Money Market Vnav Fund	United Kingdom

12

Friends Life Funds North American Equity Fund	United Kingdom
Friends Life Funds Sterling Corporate Bond Fund	United Kingdom
Friends Life Funds Sterling Gilt Fund	United Kingdom
Friends Life Funds Stewardship Fixed Interest Fund	United Kingdom
Friends Life Funds Stewardship International Equity Fund	United Kingdom
Friends Life Funds Stewardship UK Equity Fund	United Kingdom
Friends Life Funds Stewardship UK Equity Income Fund	United Kingdom
Friends Life Funds Strategic Global Equity Fund	United Kingdom
Friends Life Funds UK Equity Fund	United Kingdom
Friends Life Funds UK Equity Income Fund	United Kingdom
Friends Life Group Limited	Guernsey
Friends Life Holdings plc	United Kingdom
Friends Life Investment Solutions Limited	United Kingdom
Friends Life Investments Limited	United Kingdom
Friends Life Limited	United Kingdom
Friends Life Management Services Limited	United Kingdom
Friends Life Marketing Limited	United Kingdom
Friends Life Secretarial Services Limited	United Kingdom
Friends Life Services Limited	United Kingdom
Friends Life Staff Schemes Limited	United Kingdom
Friends Life The Blue Line Limited	United Kingdom
Friends Life WF Limited	United Kingdom
Friends Life WL Limited	United Kingdom
Friends Milestones Limited	United Kingdom
Friends Pensions Limited	United Kingdom
Friends PPPLTC Limited	United Kingdom
Friends Provident Distribution Holdings Limited	United Kingdom
Friends Provident First Call Limited	United Kingdom
Friends Provident International Limited	Isle of Man
Friends Provident International Services Limited	Isle of Man
Friends Provident Investment Holdings Plc	United Kingdom
Friends Provident Life Assurance Limited	United Kingdom
Friends Provident Linked Life Assurance Limited	United Kingdom
Friends Provident Managed Pension Funds Limited	United Kingdom
Friends Provident Pension Scheme Trustees Limited	United Kingdom
Friends Provident Pension Solutions Direct Limited	United Kingdom
Friends Provident Pensions Services Limited	United Kingdom
Friends Provident Trustees Limited	United Kingdom
Friends Retirement Income Limited	United Kingdom
Friends SL Nominees Limited	United Kingdom
Friends SLFA Limited	United Kingdom
Friends SLFS Limited	United Kingdom
Friends SLOLAC Limited	United Kingdom
Friends SLPM Limited	United Kingdom
Friends SLPS Limited	United Kingdom
Friends SLUA Limited	United Kingdom
Friends SLUS Limited	United Kingdom
Friends WUKH Limited	United Kingdom

13

Fuku II Investment Holdings PTE. LTD	Singapore
Fuku Investment Holdings Pte Ltd	Singapore
Fukut Investment Holdings PTE. Ltd.	Singapore
GA Life Property Ireland Limited	Ireland
Gateway Specialist Advice Services Limited	United Kingdom
Gaura Investments Sp.z.o.o.	Poland
General Accident Executor and Trustee Company Limited	United Kingdom
General Accident plc	United Kingdom
German Retail I GmbH	Germany
German Retail II GmbH	Germany
German Retail III GmbH	Germany
German Retail Investment Properties Sarl	Luxembourg
German Retail Investment Property Fund FCP-SIF	Luxembourg
German Retail IV GmbH	Germany
German Retail IX GmbH	Germany
German Retail V GmbH	Germany
German Retail VII GmbH	Germany
German Retail VIII GmbH	Germany
Gestion Flexible 0-100 M	France
Gestion Flexible 0 70 M	France
Gestion Flexible 0-30 M	France
Glasgow Airport Business Park Management Company Limited	United Kingdom
Gobafoss General Partner Limited	United Kingdom
Gobafoss Partnership Nominee No 1 Ltd	United Kingdom
Grande Europe 0-100 M	France
Gresham Insurance Company Limited	United Kingdom
Groupement d'Interet Economique du Groupe Aviva France	France
HCEPP DBP (Diamond Business Park) Sp zoo	Poland
Health & Case Management Limited	United Kingdom
Healthcare Purchasing Alliance Limited	United Kingdom
Healthcode Limited	United Kingdom
Hemel Hempstead Estate Management Limited	United Kingdom
Hengrove Park Bristol (Phase I) Management Company Limited	United Kingdom
Herax Nominees (No. 1) Limited	United Kingdom
Herax Nominees (No. 2) Limited	United Kingdom
Hexagone S.à r.l.	Luxembourg
Hillswood Management Limited	United Kingdom
Homesun 2 Limited	United Kingdom
Homesun 3 Limited	United Kingdom
Homesun 4 Limited	United Kingdom
Homesun 5 Limited	United Kingdom
Homesun Limited	United Kingdom
IFA Exchange Limited	United Kingdom
IFA Network Limited	United Kingdom
IFA Engine Limited	United Kingdom
Insurance Agent Service Inc.	Canada
IOG Breclav Industrial Park S.r.o.	Czech Republic
IOG Cestlice Industrial Park s.r.o.	Czech Republic

14

IOG City Point 1 Sp zoo.	Poland
IOG Home Park Ingatianhasznosito (Property Management) Kft	Hungary
IOG Innovations Park Ingatlanhasznosito Kft	Hungary
IOG Ipari (Industrial) Park Ingatlanhasznosito Kft	Hungary
IOG Ivancice Industrial Park S.r.o.	Czech Republic
IOG M0 Park Ingatlanhasznosito Kft	Hungary
IOG Pohorelice Industrial Park S.r.o.	Czech Republic
IOG Poland Park 1 Sp z.o.o.	Poland
IOG Sanitas Management sro	Czech Republic
IOG TKB Park Ingatlanhasznosito Kft	Hungary
IOG Uhrineves Industrial Park s.r.o.	Czech Republic
IOG Üzleti (Business) Park Ingatlanhasznosito Kft	Hungary
IQUO Limited	United Kingdom
Jetsolid Limited	United Kingdom
Journey Financial Advice Limited	United Kingdom
Knockanevin Limited	Ireland
Kou Investment Holdings PTE LTF	Singapore
Kout Investment Holdings Pte. Limited	Singapore
Kroknet S.rr.l	Poland
Liberty M Fcp	France
Life Plus Sp Zoo	Poland
Lime Property Fund (General Partner) Limited	United Kingdom
Lime Property Fund (Nominee) Limited	United Kingdom
Living in Retirement Limited	United Kingdom
Locamat SAS	France
Lodz BC Sp. z o.o	Poland
LogAxes Austria II S.à r.l.	Luxembourg
LogAxes Austria III S.à r.l.	Luxembourg
Logaxes Fund, FCP-SIF	Luxembourg
LogAxes Investment Properties S.à.r.l	Luxembourg
Logiprime Europe	France
Lombard (London) 1 Limited	United Kingdom
Lombard (London) 2 Limited	United Kingdom
London and Edinburgh Insurance Company Limited	United Kingdom
London and Manchester (Commercial Mortgages) Limited	United Kingdom
London and Manchester (Mortgages) (No.7) Limited	United Kingdom
London and Manchester Group Limited	United Kingdom
London Capital Holdings Limited	United Kingdom
London Midland Associated Properties Limited	United Kingdom
Martelli Inv Sp zoo	Poland
Matchtrack Limited	United Kingdom
Matthew Parker Street (Nominee No 1) Limited	United Kingdom
Matthew Parker Street (Nominee No 2) Limited	United Kingdom
Medium Scale Wind No.1 Limited	United Kingdom
Metropath Limited	United Kingdom
Mill NU Developments (Conference Centre) Limited	United Kingdom
Mill NU Properties Limited	United Kingdom
Multitalents M	France

15

Myria Asset Management	France
National Home Warranty Group Inc.	Canada
Navigator Investment Services Limited	Singapore
NBP Developments Limited	United Kingdom
NDF Administration Limited	United Kingdom
Netnerve Limited	United Kingdom
New Energy Residential Solar Limited	United Kingdom
New Oxford Street (General Partner) Limited	United Kingdom
New Oxford Street (Nominee) Limited	United Kingdom
Newco	France
Newgate Street Properties Limited	United Kingdom
North British Properties (Scotland) Limited	United Kingdom
North British Properties Limited	United Kingdom
Norton Energy SLS Limited	United Kingdom
Norwepp (General Partner) Limited	United Kingdom
Norwich Union (Mall GP) Limited	United Kingdom
Norwich Union (Shareholder GP) Limited	United Kingdom
Norwich Union Life Insurance Company Limited	United Kingdom
NU 3PS Limited	United Kingdom
NU College for Canterbury Limited	United Kingdom
NU Developments (Brighton) Limited	United Kingdom
NU Library For Brighton Limited	United Kingdom
NU Local Care Centres (Bradford) Limited	United Kingdom
NU Local Care Centres (Chichester No.1) Limited	United Kingdom
NU Local Care Centres (Chichester No.2) Limited	United Kingdom
NU Local Care Centres (Chichester No.3) Limited	United Kingdom
NU Local Care Centres (Chichester No.4) Limited	United Kingdom
NU Local Care Centres (Chichester No.5) Limited	United Kingdom
NU Local Care Centres (Chichester No.6) Limited	United Kingdom
NU Local Care Centres (Farnham) Limited	United Kingdom
NU Local Care Centres (West Park) Limited	United Kingdom
NU Local Care Centres Limited	United Kingdom
NU Offices for Redcar Limited	United Kingdom
NU Offices for Surrey Limited	United Kingdom
NU Schools for Redbridge Limited	United Kingdom
NU Technology and Learning Centres (Hackney) Limited	United Kingdom
NU Technology and Learning Centres Limited	United Kingdom
NUPPP (Care Technology and Learning Centres) Limited	United Kingdom
NUPPP (GP) Limited	United Kingdom
NUPPP Hard Services Limited	United Kingdom
NUPPP Nominees Limited	United Kingdom
Obligations 5-7 M	France
OIS Ontario Insurance Service Limited	Canada
Optimum Investment Management Limited	United Kingdom
Optimum Investment Solutions Limited	United Kingdom
ORN Capital LLP	United Kingdom
ORN Capital Management (Bermuda) Ltd.	Bermuda
ORN Capital Services Limited	United Kingdom

16

ORN Management Company Limited	Bermuda
Paddington Central III (GP) Limited	United Kingdom
Paddington Central III LP	United Kingdom
Paragon Insurance Company Guernsey Limited	Guernsey
Parnasse Square Invest	France
Peace Harbor Investment Capital sp. z o.o.	Poland
Peak Re Limited	Ireland
Pelayo Vida Seguros y Reaseguros Sociedad Anonima	Spain
Percussion Properties Limited	United Kingdom
Petunia SPA	Italy
Pierrevenus	France
Pilot Insurance Company	Canada
Point One Limited	United Kingdom
Polaris U.K. Limited	United Kingdom
Portfolio Member Services Limited	United Kingdom
Porth Teigr Management Company Limited	United Kingdom
Precis (1994) Limited	United Kingdom
Premier Mortgage Service Limited	United Kingdom
Primofin	France
Primotel Europe	France
Professional Advisory Holdings Ltd.	Singapore
Professional Investment Advisory Services Pte Ltd	Singapore
Quarryvale One Limited	United Kingdom
Quarryvale Three Limited	United Kingdom
RAC Pension Trustees Limited	United Kingdom
Regional Properties Limited	United Kingdom
Regional Properties Management Limited	United Kingdom
Rendement Diversifie M	France
Renewable Clean Energy Limited	United Kingdom
Reschop Carré Hattingen GmbH	Germany
Reschop Carré Marketing GmbH	Germany
Retirement Housing Property Partnership	United Kingdom
S&Y Insurance Company	Canada
SachsenFonds Asset Management Czech s.r.o.	Czech Republic
SachsenFonds Asset Management GmbH	Germany
Sachsenfonds GmbH	Germany
Sapphire Actipark 1 S.à r.l.	Luxembourg
Sapphire Actipark 2 S.à r.l.	Luxembourg
Sapphire Actipark S.C.I.	France
Sapphire Ile de France 1 S.à.r.l.	Luxembourg
Sapphire Ile de France 2 S.à r.l.	Luxembourg
Sapphire Ile de France SCI	France
Sapphire Lyon 1 S.à r.l.	Luxembourg
Sapphire Lyon 2 S.à r.l.	Luxembourg
Sapphire Lyon S.C.I.	France
SAS Core + Metz	France
SAS Core + Tour Franklin	France
SAS Core + Tour Franklin 2	France

17

SB Mortgage Network Limited	United Kingdom
SC ASPC Domnesti Business Park SRL	Romania
SCI Aix en Provence	France
SCI Bondy Nord	France
SCI Buchelay 78	France
SCI Campus Medics St Denis	France
SCI Cormontreuil	France
SCI Pesaro	France
Scottish & York Insurance Co. Limited	Canada
SE11 PEP Limited	United Kingdom
Selectinvie - Societe Civile Immobiliere	France
Selectipierre - Société Civile	France
Sequin Holding GmbH	Austria
Services D'Assurance Youville Inc.	Canada
Sesame Bankhall Group Limited	United Kingdom
Sesame Bankhall Specialist Lending Services Limited	United Kingdom
Sesame Bankhall Valuation Services Limited	United Kingdom
Sesame Desktop Services Limited	United Kingdom
Sesame General Insurance Services Limited	United Kingdom
Sesame Group India Private Limited	India
Sesame Investment Services Limited	United Kingdom
Sesame Limited	United Kingdom
Sesame Mortgage Services Limited	United Kingdom
Sesame Mortgages Limited	United Kingdom
Sesame Network Limited	United Kingdom
Sesame Regulatory Services Limited	United Kingdom
Sesame Select Services Limited	United Kingdom
Sesame Services Limited	United Kingdom
Silicon Properties Limited	United Kingdom
Sinfonia Asset Management Limited	United Kingdom
SIRIUS (SICAV)	France
SLAS Topsail Limited Partnership	United Kingdom
Société Civile Immobilière	France
Société Civile Immobilière « CARPE DIEM »	France
Société Civile Immobilière Charles Hermite	France
Société Civile Immobilière Montaigne	France
Societe Concessionaire des Immeubles de la Pepiniere	France
Société Française de Gestion et d'Investissement	France
Sofragi	France
Solar Clean Energy Limited	United Kingdom
Solus (London) Limited	United Kingdom
St Christopher's Place Limited	United Kingdom
Staff Schemes Save from Pay Ltd	United Kingdom
Stonebridge Cross Management Limited	United Kingdom
Sunrise Renewables (Barry) Limited	United Kingdom
Sunrise Renewables (Hull) Limited	United Kingdom
Suntrust Limited	United Kingdom
Surian Life & Financial Inc.	Canada

18

Synergy Financial Products Limited	United Kingdom
Synergy Sunrise (Bowthorpe) Limited	United Kingdom
Synergy Sunrise (Broadlands) Limited	United Kingdom
Synergy Sunrise (Scarles Yard) Limited	United Kingdom
Synergy Sunrise (Sentinel House) Limited	United Kingdom
Synergy Sunrise (Yorkshire House) Limited	United Kingdom
TGHC Limited	United Kingdom
The Designer Retail Outlet Centres (General Partner) Limited	United Kingdom
The Designer Retail Outlet Centres (Livingston) General Partner Limited	United Kingdom
The Designer Retail Outlet Centres (Livingston) LP	United Kingdom
The Designer Retail Outlet Centres (Mansfield) General Partner Limited	United Kingdom
The Designer Retail Outlet Centres (Mansfield) LP	United Kingdom
The Designer Retail Outlet Centres (York) General Partner Limited	United Kingdom
The Designer Retail Outlet Centres (York) LP	United Kingdom
The Employee Benefits Corporation Limited	United Kingdom
The Financial Adviser School Limited	United Kingdom
The Galleries Bristol Nominee No 2 Limited	United Kingdom
The Gallery Gloucester Green Nominee One Limited	United Kingdom
The Gallery Gloucester Green Nominee Three Limited	United Kingdom
The Gallery Gloucester Green Nominee Two Limited	United Kingdom
The Gobafoss Partnership	United Kingdom
The Growth Fund Limited	United Kingdom
The I.F.A. Training School Limited	United Kingdom
The Lancashire and Yorkshire Reversionary Interest Company Limited	United Kingdom
The Land and House Property Corporation Limited	United Kingdom
The Ocean Marine Insurance Company Limited	United Kingdom
The Square Brighton Limited	United Kingdom
The Welsh Insurance Corporation Limited	United Kingdom
The Yorkshire Insurance Company Limited	United Kingdom
Traders General Insurance Company	Canada
Tyne Assets (No 2) Limited	United Kingdom
Tyne Assets Limited	United Kingdom
Uff Act Fce A 4d C.	France
Uff Avenir Euro-Valeur	France
Uff Cap Defensif	France
Uff Capital Planete A	France
Uff Croissance Pme A	France
Uff Diversifie 0-70 A	France
Uff Emergence A	France
Uff Emergence I	France
Uff Eu-Val 0-100 A C.	France
Uff Gde Eur 0-100 A	France
Uff Gestion Fl 0-100 A	France
Uff Gestion Fl 0-70 A	France
Uff Liberty A	France
Uff Liberty I	France
Uff Obligations 5-7 A	France
Uff Rendement Diversifie A	France

19

Uff Select Alpha A C.	France
Uff Selection Premium A	France
Uff Selection Premium I	France
Ufifrance Gestion	France
Ufifrance Patrimoine	France
UKP Holdings Inc.	United States
Undershaft (No.2) B.V.	Netherlands
Undershaft (No.4) Limited	United Kingdom
Undershaft (NUCM) Limited	United Kingdom
Undershaft (NULLA) Limited	United Kingdom
Undershaft Limited	United Kingdom
Unicorp Vida, Compania de Seguros y Reaseguros Sociedad Anonima	Spain
Union Financière de France Banque	France
Unitair Limited Partnership	United Kingdom
Unitair General Partner Limited	United Kingdom
United Kingdom Temperance and General Provident Institution	United Kingdom
Uždaroji akcinė gyvybės draudimo ir pensijų bendrovė ‘Aviva Lietuva’ (Joint Stock Limited Life Insurance and Pension Company Aviva Lietuva)	Lithuania
Vanwall 2 Management Company Limited	United Kingdom
Vauban Developpement SARL	France
Vauban Properties SARL	France
VH German Mandate	Luxembourg
Victoire Immo 1- Société Civile	France
Victor Hugo 1 S.à r.l.	Luxembourg
Victor Hugo 2 S.à r.l.	Luxembourg
Victoria Reinsurance Company Ltd.	Barbados
Voltaire S.A.S	France
Wayfarer Insurance Brokers Limited	Canada
Wealth Limited	United Kingdom
Whitgift Shop Unit Trust	United Kingdom
Winslade Investments Inc.	United States
Wood Lane (Stadium) Limited	United Kingdom
Wroclaw BC sp. z.o.o	Poland

20